                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2006

                              PRIMUS GUARANTY, LTD.
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               (Exact name of Registrant as Specified in Charter)

Bermuda                               001-32307                Not Required
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)          Identification No.)

Clarendon House, 2 Church Street, Hamilton HM11, Bermuda
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  441-296-0519

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 19, 2006, Primus Guaranty, Ltd. (the "Company") entered into an Underwriting Agreement (the "Agreement") with Wachovia Capital Markets, LLC,
Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters listed in Schedule 1 thereto, whereby $125 million aggregate principal amount of its unsecured 7% senior notes due 2036 were sold.

      The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is filed as Exhibit 1.1 herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

      Exhibit 1.1  Underwriting Agreement dated December 19, 2006 among the
                   Company and Wachovia Capital Markets, LLC, Morgan Stanley &
                   Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters listed in Schedule 1 thereto

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRIMUS GUARANTY, LTD.

Date:  December 21, 2006                  By:  /s/ Richard Claiden
                                               ---------------------------------
                                               Name: Richard Claiden
                                               Title: Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       ------------------------------------------------------------

1.1               Underwriting Agreement dated December 19, 2006 among the
                  Company and Wachovia Capital Markets, LLC, Morgan Stanley &
                  Co. Incorporated and Lehman Brothers Inc., as representatives of the several underwriters listed in Schedule 1 thereto